Change In Allowances (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Allowances for doubtful accounts
Balance, beginning of year	$ 1,561	$ 1,617	$ 645
Additions (reversals) charged to expense, net	(21)	15	1,164
Write-offs	(1,000)	(71)	(192)
Balance, end of year	$ 540	$ 1,561	$ 1,617